UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2020

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2020, the Board of Directors of Exelixis, Inc. (“Exelixis”) amended and restated the Amended and Restated By-Laws of Exelixis, Inc. (the “Bylaws”), effective as of such date, to provide its stockholders with the right to call a special meeting of stockholders. Prior to this amendment and restatement of the Bylaws, Section 6 of the Bylaws provided that a special meeting of stockholders could be called by the Chairman of the Board of Directors, the President, or the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, regardless of any vacancies in previously authorized directorships at the time any such resolution is presented for adoption to the Board of Directors.  As amended and restated, in addition to this provision, Section 6 of the Bylaws is revised to add the right of stockholders to call a special meeting, as described below.

As amended and restated, Section 6 of the Bylaws requires the Secretary, following receipt of a written request by one or more stockholders owning at least 25% of the combined voting power of Exelixis’ outstanding stock, to call a special meeting of stockholders, subject to additional requirements and procedures also set forth in Section 6. These requirements and procedures include, among other things: stockholder ownership conditions required to request a special meeting; procedural requirements to request a special meeting, including applicable time periods and information required to be provided; and the limited circumstances under which such a request will be invalid, such that the Secretary shall not call a special meeting of stockholders.

The foregoing description of Section 6 of the amended and restated Bylaws is qualified in its entirety by the full text of Section 6 of the amended and restated Bylaws, which amended and restated Bylaws are filed as Exhibit 3.1 hereto and incorporated herein by reference.  Prior to this amendment and restatement of the Bylaws, Section 6 of the Bylaws consisted solely of the provisions of Section 6(a) and (c) of the amended and restated Bylaws filed as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Exelixis, Inc.
101.INS	XBRL Instance Document	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File	The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

February 20, 2020	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel